SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                   FORM 8-K/A
                                 Amendment No. 1
                                (Amending Item 4)



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): January 31, 2002
                                                      ----------------

                          eResource Capital Group, Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                   1-8662
      (State or other jurisdiction of (Commission File Number) incorporation)

                                   23-226039
                     (IRS Employer Indentification Number)

             5935 Carnegie Boulevard, Suite 101, Charlotte, NC 28209
               (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code:     (704) 553-9330
                                                        ---------------------




This Amendment No. 1 on Form 8-K/A amends Item 4 of the Current Report on Form 8-K filed on February 7, 2002 by eResource Capital Group, Inc., a Delaware Corporation ("the Company"), with respect to the Company's dismissal of Ernst & Young LLP ("EY") as the Company's independent public accountants. This Amendment No. 1 also includes a revised letter from EY related to the Company's statements in Item 4.



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)         Previous Independent Accountants.

    On January 31, 2002, eResource Capital Group, Inc., a Delaware corporation (the "Company"), dismissed Ernst & Young LLP ("EY") as the Company's independent public accountants. In connection with the dismissal of EY, the Company engaged Crisp Hughes Evans LLP ("CHE") as the Company's independent public accountants for fiscal year 2002.


    EY's reports on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. The Company's Audit Committee and Board of Directors approved the decision to change the Company's independent public accountants. In connection with the audits of the Company's financial statements for the past two fiscal years and through January 31, 2002, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

    During the Company's two most recent fiscal years and through January 31, 2002, EY has not advised the Company that:


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(i)      internal controls necessary for the Company to develop reliable financial statements did not exist;
(ii) information has come to EY's attention which made EY unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management; or

(iii) the scope of the audit should be expanded significantly, or information has come to EY's attention, during the two most recent fiscal years and through January 31, 2002, that EY has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).


    The Company requested that EY furnish, and EY has furnished, the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above statements. A copy of such letter, dated February 22, 2002, is filed as Exhibit 16.1 to this Amended Report.

(b)         New Independent Accountants.

    On January 31, 2002, the Company engaged CHE as its new independent public accountants for fiscal year 2002. The Company has been advised by CHE that neither the firm nor any of its associates has any material relationship with the Company or any affiliate of the Company other than that CHE conducted the independent audit of Avenel Ventures, Inc., a subsidiary of the Company which the Company acquired in February 2001, for the period ended December 31, 2000.


    During the Company's two most recent fiscal years and through January 31, 2002, the Company did not consult with CHE regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, for which advice was provided by CHE that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.



ITEM 7. Financial Statements and Exhibits.

(c)         Exhibits


16.1 Letter from Ernst & Young LLP dated February 22, 2002.






                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                eResource Capital Group, Inc.


Date: February 22, 2002         By: /s/ MICHAEL D. PRUITT
                                -------------------------
                                Michael D. Pruitt
                                President, Chief Executive Officer and Chairman
                                of the Board (principal executive officer)




                                  EXHIBIT INDEX


16.1 Letter from Ernst & Young LLP dated February 22, 2002.

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